UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2014

(Date of earliest event reported)

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 Herbert Wayne Court, Suite 150

Huntersville, North Carolina

(Address of principal executive offices)

28078

(Zip Code)

(704) 992-2000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2014, American Tire Distributors Holdings, Inc. (“Holdings”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “July 2nd 8-K”) to report the acquisitions of the wholesale distribution businesses of Trail Tire Distributors Ltd. (“Trail Tire”) and Extreme Wheel Distributors Ltd. (“Extreme Wheel”) on June 27, 2014. The Trail Tire acquisition was completed pursuant to an Asset Purchase Agreement dated as of June 27, 2014, by and among TriCan Tire Distributors (“TriCan”), an indirect 100% owned subsidiary of Holdings, and the shareholders and principals of Trail Tire. Trail Tire is a wholesale distributor of tires, tire parts, tire accessories and related equipment in Canada. The Extreme Wheel acquisition was completed pursuant to an Asset Purchase Agreement date as of June 27, 2014, by and among TriCan and the shareholder and principal of Extreme Wheel. Extreme Wheel is a wholesale distributor of wheels and related accessories in Canada.

On July 3, 2014, Holdings filed with the SEC a Current Report on Form 8-K (the “July 3rd 8-K” and collectively with the July 2nd 8-K, the “Initial 8-K’s”) to report the acquisitions of the wholesale distribution businesses of Kirks Tire Ltd. (“Kirks Tire”), Regional Tire Distributors (Edmonton) Inc. (“RTD Edmonton”) and Regional Tire Distributors (Calgary) Inc. (“RTD Calgary”) each on June 27, 2014. The Kirks Tire acquisition was completed pursuant to an Asset Purchase Agreement dated June 27, 2014, by and among TriCan and the shareholders and principals of Kirks Tire. Kirks Tire is engaged in (i) the wholesale distribution of tires, tire parts, and tire accessories and related equipment and (ii) the retail sale and installation of tires, tire parts, and tire accessories and the manufacturing and sale of retread tires. TriCan did not acquire Kirks Tire’s retail operations. The RTD Edmonton acquisition was completed pursuant to an Asset Purchase Agreement dated June 27, 2014, by and among TriCan and the shareholders and principals of RTD Edmonton. RTD Edmonton is a wholesale distributor of tires, tire parts, tire accessories and related equipment in Canada. The RTD Calgary acquisition was completed pursuant to an Asset Purchase Agreement dated June 27, 2014, by and among TriCan and the shareholders and principals of RTD Calgary. RTD Calgary is a wholesale distributor of tires, tire parts, tire accessories and related equipment in Canada.

This Form 8-K/A amends the Initial 8-K’s to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the Initial 8-K’s is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

i.	The audited balance sheets of Trail Tire as of February 28, 2014 and 2013, the related statements of operations, of retained earnings, and of cash flows for the years ended February 28, 2014 and 2013, the related notes to the financial statements and the related auditors’ report of Collins Barrow Edmonton LLP, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

ii.	The audited balance sheets of Extreme Wheel as of February 28, 2014 and 2013, the related statements of operations, of retained earnings, and of cash flows for the years ended February 28, 2014 and 2013, the related notes to the financial statements and the related auditors’ report of Collins Barrow Edmonton LLP, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

iii.	The audited balance sheets of Kirks Tire as of January 31, 2014, 2013 and 2012, the related statements of operations, of retained earnings, and of cash flows for the years ended January 31, 2014, 2013 and 2012, the related notes to the financial statements and the related auditors’ report of Collins Barrow Edmonton LLP, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

iv.	The audited balance sheets of RTD Edmonton as of February 28, 2014 and 2013 and February 29, 2012, the related statements of operations, of retained earnings, and of cash flows for the years ended February 28, 2014 and 2013 and February 29, 2012, the related notes to the financial statements and the related auditors’ report of Collins Barrow Edmonton LLP, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

v.	The audited balance sheets of RTD Calgary as of February 28, 2014 and 2013 and February 29, 2012, the related statements of operations, of retained earnings, and of cash flows for the years ended February 28, 2014 and 2013 and February 29, 2012, the related notes to the financial statements and the related auditors’ report of Collins Barrow Edmonton LLP, are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.6 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended July 5, 2014.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 28, 2013.

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Trail Tire as of and for the years ended February 28, 2014 and 2013.

99.2	Audited Financial Statements of Extreme Wheel as of and for the years ended February 28, 2014 and 2013.

99.3	Audited Financial Statements of Kirks Tire as of and for the years ended January 31, 2014, 2013 and 2012.

99.4	Audited Financial Statements of RTD Edmonton as of and for the years ended February 28, 2014 and 2013 and February 29, 2012.

99.5	Audited Financial Statements of RTD Calgary as of and for the years ended February 28, 2014 and 2013 and February 29, 2012.

99.6	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC. (Registrant)

August 28, 2014	By:	/s/ JASON T. YAUDES
		Name:	Jason T. Yaudes
		Title:	Executive Vice President and
Chief Financial Officer